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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: April 1, 1997
(Date of earliest event reported)



                 Residential Funding Mortgage Securities I, Inc.
             (Exact name of registrant as specified in its charter)


Delaware                       333-4846                     75-2006294
(State or Other Juris-        (Commission             (I.R.S. Employer
diction of Incorporation)    File Number)          Identification No.)



       8400 Normandale Lake Blvd., Suite 600, Minneapolis, Minnesota 55437
               (Address of Principal Executive Office) (Zip Code)


        Registrant's telephone number, including area code:(612) 832-7000

                        [P&S-8KA.WPD February 16, 1996]

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                                                      -2-

Items 1 through 4, Item 6 and Item 8 are not included because they are not applicable.


Item 5.           Other Events.

                  On April 25,1997, the Registrant caused the issuance and sale of Mortgage Pass- Through Certificates, Series 1997-S5 (the "Certificates") pursuant to a Pooling and Servicing Agreement dated as of April 1, 1997, among the Registrant, Residential Funding Corporation, as Master Servicer, and Bankers Trust Company, as Trustee.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits


         (a)      Financial Statements.
                  Not applicable.

         (b)      Pro Forma Financial Information.
                  Not applicable.

         (c)      Exhibits  (executed  copies) - The  following  Exhibits to the
                  Form  S-3  Registration   Statement  of  the  Registrant  were
                  previously filed:

                  Exhibit
                  Number                             Description

                  7(c) Pooling and Servicing Agreement, dated as of April 1, 1997 among Residential Funding Mortgage
                                            Securities   I,  Inc.,  as  company,
                                            Residential Funding Corporation,  as
                                            master  servicer,  and Bankers Trust
                                            Company, as trustee.

[P&S-8KA.WPD    February 16, 1996]

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         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                        RESIDENTIAL FUNDING MORTGAGE
                                        SECURITIES I, INC.

                                        By: /s/ Randy Van Zee
                                        Name:   Randy Van Zee
                                        Title: Vice President




Dated: April 25, 1997

[P&S-8KA.WPD    February 16, 1996]

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                                                      -4-

                                  EXHIBIT INDEX


                        Item 601 (a) of
 Exhibit               Regulation S-K
 Number                 Exhibit No.         Description                   Format


7(c)                        19              Pooling and                      E
                                            Servicing Agreement



[P&S-8KA.WPD    February 16, 1996]

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                                                      -5-
                                   EXHIBIT 19

                        (Pooling and Servicing Agreement)

[P&S-8KA.WPD    February 16, 1996]

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